DELAWARE GROUP® EQUITY FUNDS V
Delaware Small Cap Value Fund (the “Fund”)

Supplement to the Fund’s Summary Prospectus dated March 30, 2021
Effective the date of this supplement, the following replaces the information in the section entitled “Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Kelley M. Carabasi, CFA	Co-Chief Investment Officer – US Small-Mid Cap Value Equity	July 2012
Kent P. Madden, CFA	Co-Chief Investment Officer – US Small-Mid Cap Value Equity	July 2012
Christopher S. Beck, CFA*	Senior Managing Director	May 1997
Steven G. Catricks, CFA	Senior Portfolio Manager	July 2012
Michael Foley, CFA	Senior Portfolio Manager	July 2019
*Effective on or about July 31, 2022, Christopher S. Beck will be retiring from the Manager and no longer be a portfolio manager of the Fund.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated January 27, 2022.